                              POWER OF ATTORNEY

                 STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
                                (Registrant)

     Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        NAME                      TITLE                                      DATE
        ----                      -----                                      ----
                       President (Principal Executive Officer and
                       acting Principal Financial and Accounting
/s/ John Dragisic      Officer) and a Director                     December 27, 1996
----------------------
John Dragisic

/s/ Richard S. Strong  Chairman of the Board and a Director        December 27, 1996
----------------------
Richard S. Strong

/s/ Marvin E. Nevins   Director                                    December 27, 1996
----------------------
Marvin E. Nevins

/s/ Willie D. Davis    Director                                    December 27, 1996
----------------------
Willie D. Davis

/s/ William F. Vogt    Director                                    December 27, 1996
----------------------
William F. Vogt

/s/ Stanley Kritzik    Director                                    December 27, 1996
----------------------
Stanley Kritzik
